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                                                                   EXHIBIT 10.24


                AMENDMENT NO. 27 TO PURCHASE AGREEMENT GPJ-003/96


This Amendment No. 27 ("Amendment 27") dated as of December 28, 2002 is between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("EMBRAER") and ExpressJet Airlines, Inc., formerly known as Continental Express, Inc. ("BUYER"), collectively hereinafter referred to as the "PARTIES", and relates to Purchase Agreement No. GPJ-003/96 between EMBRAER and BUYER, as amended from time to time, together with its Attachments, (collectively referred to as the "BASE Agreement") and Letter Agreements GPJ-004/96 dated August 5, 1996 and PCJ-004A/96 dated August 31, 1996 between EMBRAER and BUYER as amended from time to time (together with the BASE Agreement, collectively referred to herein as the "Purchase Agreement") for the purchase of up to two hundred and forty five
(245) new EMB-145 aircraft.

This Amendment 27 sets forth the further agreement between EMBRAER and BUYER relative to, among other things, certain changes requested by BUYER in the Aircraft configuration described in Attachment "A" of the Purchase Agreement and the incorporation of agreed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], pursuant to Article 11 of the Purchase Agreement. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 27 and the Purchase Agreement, this Amendment 27 shall control.

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged, EMBRAER and BUYER hereby agree as follows:


1. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    1.1[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured EMB 145 XR AIRCRAFT from the sixteenth (16th) through the one hundred and fourth (104th) shall be delivered with a [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH



Amendment No. 27 to Purchase Agreement GPJ-003/96                   Page 1 or 4
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                AMENDMENT NO. 27 TO PURCHASE AGREEMENT GPJ-003/96


    THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

    1.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured EMB 145 XR AIRCRAFT from the twenty eighth
    (28th) through the one hundred and fourth (104th) shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured EMB 145 XR AIRCRAFT from the twenty fourth
    (24th) through the one hundred and fourth (104th) shall be delivered with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

    Each of the newly manufactured EMB 145 XR AIRCRAFT from the thirtieth (30th) through the one hundred and fourth (104th) shall be delivered with an [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.  PUBLICATIONS

    The quantity of each technical publication to be provided by EMBRAER to BUYER for the EMB-145 XR AIRCRAFT described in Article 3 of Attachment "B" of the Purchase Agreement shall be changed from [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].



Amendment No. 27 to Purchase Agreement GPJ-003/96                   Page 2 or 4

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5.  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES
    AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.  AIRCRAFT BASIC PRICE

    As a result of these changes in the AIRCRAFT configuration and in the AIRCRAFT BASIC PRICES specified in this Amendment 27, the AIRCRAFT BASIC PRICE will be:


       AIRCRAFT                                BASIC PRICE (JAN/1996 US DOLLARS)


    [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].


All other terms and conditions of the EMB-145 Purchase Agreement, which are not specifically amended by this Amendment 27, shall remain in full force and effect without any change.






                           [Intentionally left blank]







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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment 27 to the Purchase Agreement to be effective as of the date first written above.



EMBRAER - Empresa Brasileira                EXPRESSJET AIRLINES, INC.
de Aeronautica S.A.




By     :  /S/ Frederico Fleury Curado         By     :  /S/ Frederick S. Cromer

Name   :  Frederico Fleury Curado             Name   :  Frederick S. Cromer

Title  :  Executive Vice President            Title  :  Vice President and
          Airline Market                                Chief Financial Officer


By     :  /S/ Flavio Rimoli

Name   :  Flavio Rimoli

Title  :  Director of Contracts



Date   :  28 December, 2002                   Date   :   27 December, 2002

Place  :  Sao Jose Dos Campos, SP             Place  :   Houston, Texas

Witness:  /S/ Erika L. Natali                 Witness:   /S/ Pam Baley

Name   :  Erika L. Natali                     Name   :   Pam Baley





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